POWER OF ATTORNEY

       Know all by these presents, that the undersigned
hereby authorizes, Derek Witte, Peter Norman, or Cary
Morgan of Chordiant Software, Inc., a Delaware corporation
(the "Company"), or Nancy Wojtas, David Oh, or Danielle
Reed,  of Cooley Godward LLP, to execute for and on behalf
of the undersigned, in the undersigned's capacity as an
officer of the Company, Forms 3, 4 and 5, and any
Amendments thereto, and cause such form(s) to be filed with
the United States Securities and Exchange Commission
pursuant to Section 16(a) of the Securities Act of 1934, relating to the undersigned's beneficial ownership of securities in the Company. The undersigned hereby grants to each such attorney-in-fact full power and authority to
do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to
all intents and purposes as the undersigned might or could
do if personally present, with full power of substitution
or revocation, hereby ratifying and confirming all that
such attorney-in-fact, or such attorney-in-fact's
substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such
capacity at the request of the undersigned, are not
assuming, nor is the Company assuming, any of the
undersigned's responsibilities to comply with Section 16 of
the Securities Exchange Act of 1934.
       This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of, and transactions in, securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.
       IN WITNESS WHEREOF, the undersigned has cause this Power of Attorney to be executed as of this 3rd day of May,
2006.
/s/Frank J. Florence
__________________________
Frank J. Florence